SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,for Use of the Commission Only(as permitted by Rule14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     MAGELLAN PETROLEUM CORPORATION
.................................................................................
                (Name of Registrant as Specified In Its Charter)

.................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                         MAGELLAN PETROLEUM CORPORATION


                                                                October 24, 2003


                       2003 Annual Meeting of Stockholders

                                December 4, 2003


Dear Stockholder:

         It's a pleasure for us to extend to you a cordial invitation to attend the 2003 Annual Meeting of Magellan Petroleum Corporation to be held at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827, on Thursday, December 4, 2003 at 1:00 P.M. local time (telephone 407-825-1234).

         While we are aware that most of our stockholders are unable personally to attend the Annual Meeting, proxies are solicited so that each stockholder has an opportunity to vote on all matters to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         Besides helping us conduct business at the annual meeting, there is another reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a stockholder may be considered "missing" if that stockholder has failed to communicate with us in writing. The return of your proxy vote card qualifies as written communication with us.

         The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's financial and operational results of the past fiscal year and will be available to respond to questions during the meeting.

         We look forward to seeing you at the meeting.

                                   Sincerely,

                                  /s/ James R. Joyce

                                   James R. Joyce
                                   President

                         MAGELLAN PETROLEUM CORPORATION
                                  P.O. Box 1146
                             Madison, CT 06443-1146

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                                December 4, 2003

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of MAGELLAN PETROLEUM CORPORATION, a Delaware Corporation (the "Company"), will be held on Thursday, December 4, 2003 at 1:00 P.M., local time at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 for the following purposes:


         1. To elect one director of the Company;

         2. To ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2004;

         3. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         This notice and proxy statement and the enclosed form of proxy are being sent to stockholders of record at the close of business on October 24, 2003 to enable such stockholders to state their instructions with respect to the voting of the shares. Proxies should be returned to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, in the reply envelope enclosed.

                                             By Order of the Board of Directors,

Dated:  October 24, 2003                     Timothy L. Largay
                                             Secretary




--------------------------------------------------------------------------------
                                RETURN OF PROXIES

WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE ENCLOSED.
--------------------------------------------------------------------------------

                         MAGELLAN PETROLEUM CORPORATION
                                  P.O. Box 1146
                             Madison, CT 06443-1146


                              2003 PROXY STATEMENT


                               GENERAL INFORMATION

         This proxy statement is furnished to stockholders of Magellan Petroleum Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, December 4, 2003 at 1:00 P.M., local time, at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 and at any adjournments or postponements thereof. The notice of meeting, proxy statement, and proxy are first being mailed to stockholders on or about October 24, 2003. The proxy may be revoked at any time before it is voted by (i) so notifying the Company in writing; (ii) signing and dating a new and different proxy card of a later date; or (iii) voting your shares in person or by your duly appointed agent at the meeting.

         The persons named in the enclosed form of proxy will vote the shares of Common Stock represented by said proxy in accordance with the specifications made by means of a ballot provided in the proxy, and will vote the shares in their discretion on any other matters properly coming before the meeting or any adjournment or postponement thereof. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

         The record date for the determination of stockholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on October 24, 2003. On that date, there were 25,727,376 outstanding shares of Common Stock of the Company, par value $.01 per share ("Common Stock"). Each outstanding share of Common Stock is entitled to one vote.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         In accordance with the Company's By-Laws, one director is to be elected to hold office for a term of three years, expiring with the 2006 Annual Meeting of Stockholders. The Company's By-Laws provide for three classes of directors who are to be elected for terms of three years each and until their successors shall have been elected and shall have been duly qualified. The nominee, Mr. Donald V. Basso, is currently a director of the Company. If no one candidate for a directorship receives the affirmative vote of a majority of both the shares voted and of the stockholders present in person or by proxy and voting thereon, then the candidate who receives the majority in number of the stockholders present in person or by proxy and voting thereon shall be elected. The persons named in the accompanying proxy will vote properly executed proxies for the election of the person named above, unless authority to vote for the nominee is withheld.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                    VOTE "FOR" THE ELECTION OF THE NOMINEES.

         The following table sets forth certain information about each nominee for director and each director whose term of office continues beyond the 2003 Annual Meeting. The information presented includes, with respect to each such person, his business history for at least the past five years; his age as of the date of this proxy statement; his other directorships, if any; his other positions with the Company, if any; and the year during which he first became a director of the Company.

                                              Other
Name                         Director         Offices Held
Name                         Since            with Company         Age and Business Experience



Nominee for a three year term expiring at the 2006 Annual Meeting:

Donald V. Basso              2000             Audit Committee      Mr.  Donald V. Basso was  elected a director of the
                                                                   Company in 2000.  Mr.  Basso served as a consultant
                                                                   and   Exploration   Manager  for  Canada   Southern
                                                                   Petroleum  Ltd.  from October 1997 to May 2000.  He
                                                                   also  served as a  consultant  to Ranger  Oil & Gas
                                                                   Ltd.  during  1997.  From 1995 to 1997,  Mr.  Basso
                                                                   served as Exploration  Manager for Guard  Resources
                                                                   Ltd.  Mr.  Basso  has over 40 years  experience  in
                                                                   the oil  and gas  business  in the  United  States,
                                                                   Canada and the Middle East.
                                                                   Age 66.

Directors continuing in office with terms expiring at the 2005 Annual Meeting:

James R. Joyce               1993            President and Chief   Mr.  James R. Joyce has been  President  since 1993
                                             Financial Officer     and Chief  Financial  Officer since 1990. Mr. Joyce
                                                                   has  been  a   director   of   Magellan   Petroleum
                                                                   Australia  Limited (MPAL),  the Company's  majority
                                                                   owned  subsidiary,  since 1993.  Mr. Joyce has been
                                                                   President  of G&O'D INC  since  July  1994,  a firm
                                                                   which had provided  accounting  and  administrative
                                                                   services,  office  facilities  and support staff to
                                                                   the Company and other clients.  Effective  December
                                                                   2002,  G&O'D no longer  provides  such  services to
                                                                   other  clients.  Mr.  Joyce had been  Treasurer  of
                                                                   Coastal  Caribbean Oils & Minerals,  Ltd. from 1994
                                                                   to December 2002.
                                                                   Age 62.

Timothy L. Largay            1996             Secretary            Mr.  Timothy  L.  Largay  has been a partner in the
                                                                   law  firm  of   Murtha   Cullina   LLP,   Hartford,
                                                                   Connecticut  since  1974.  Mr.  Largay  has  been a
                                                                   director of MPAL since  August  2001.  He is also a
                                                                   director  of  Canada   Southern   Petroleum   Ltd.,
                                                                   Calgary,   Alberta,   Canada.   Mr.  Largay  was  a
                                                                   director of Coastal  Caribbean  from  January  2001
                                                                   until  October  7,  2002.  Murtha Cullina  has been
                                                                   retained  by the  Company  for more than five years
                                                                   and is being retained during the current year.
                                                                   Age 60.

                                             Other
                             Director        Offices Held
Name                         Since           with Company          Age and Business Experience

Directors continuing in office with terms expiring at the 2004 Annual Meeting

Walter McCann                1983            Audit Committee       Mr.  Walter  McCann was the  President of Richmond
                                                                   College,  The American  International  University,
                                                                   located  in  London,  England  from  January  1993
                                                                   until his  retirement  in July  2002.  Mr.  McCann
                                                                   has been a director of MPAL since 1997.  From 1985
                                                                   to 1992,  he was  President  of Athens  College in
                                                                   Athens,  Greece.  He is a  member  of the  Bars of
                                                                   Massachusetts and the District of Columbia.
                                                                   Age 66.

Ronald P. Pettirossi         1997            Audit Committee       Mr. Ronald P.  Pettirossi has been President of ER
                                                                   Ltd.,  a  consulting   company  since  1995.   Mr.
                                                                   Pettirossi  is a former  audit  partner of Ernst &
                                                                   Young LLP,  who worked with  public and  privately
                                                                   held companies for 31 years.
                                                                   Age 60.

-----------------
* All of the named companies are engaged in oil, gas or mineral exploration and/or development, except where noted.

         All officers are elected annually and serve at the pleasure of the Board of Directors. No family relationships exist between any of the directors or officers.

                                   COMMITTEES

         The only standing committee of the Board is the Audit Committee, which is comprised of Messrs. Pettirossi (Chairman), Basso and McCann. The principal functions of the Audit Committee are: (1) to meet or otherwise communicate with the Chief Financial Officer and those assisting him and request these individuals to undertake such projects and provide such information as the Audit Committee deems appropriate; (2) to approve the engagement or discharge of the Company's independent auditors and meet with such auditors at least quarterly and scrutinize their performance; (3) to review and require documentation relating to periodic reports, statements and filings with regulatory agencies to determine that appropriate review of such material has been made, as provided in the Company's policies, by qualified individuals such as outside legal counsel, independent auditors, the Chief Executive Officer, and other individuals as necessary; (4) to require counsel regularly to advise the Committee as to current legal requirements applicable to the Company; and (5) to report regularly to the Board as to the Company's accounting policies and procedures and compliance therewith.

         The Company's Board of Directors has determined that Mr.Pettirossi qualifies as an "audit committee financial expert" under SEC rules and regulations and that Mr. Pettirossi is an "independent" director for purposes of Nasdaq Rule 4200(a)(14).

         The Board has no standing nominating, compensation or stock option committees. The functions that would be performed by such committees are performed by the full Board.

         Seven meetings of the Board and four meetings of the Audit Committee were held during the year ended June 30, 2003. Each director attended at least 75% of the aggregate number of meetings held by the Board and any committee on which he served.


            REPORT OF THE AUDIT COMMITTEE ADDRESSING SPECIFIC MATTERS

         On October 29, 1999, the Board of Directors adopted a formal, written charter for the Audit Committee of the Company. A copy of the charter was filed as Exhibit A to the Company's proxy statement dated October 12, 2001. Each member of the Audit Committee is an "independent director" for purposes of NASD Marketplace Rule 4200(a)(14).

         In connection with the preparation and filing of the Company's audited financial statements for the fiscal year ended June 30, 2003, the Audit Committee performed the following functions:

o The Audit Committee reviewed and discussed the audited financial statements with senior management and Ernst & Young LLP, the Company's independent auditors. The review included a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the forward looking statements.

o The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 ("Communications With Audit Committees").

o The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions With Audit Committees"), and discussed with Ernst & Young LLP its independence from the Company and considered the compatibility of the auditors' nonaudit services to the Company, if any, with the auditors' independence.

         Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, for filing with the U.S. Securities and Exchange Commission. The Audit Committee has also selected, subject to stockholder ratification, the selection of Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending June 30, 2004.

                                 Audit Committee
       ---------------------------------------------------------------------
       Ronald P. Pettirossi     (Chairman) Donald V. Basso     Walter McCann

                             ADDITIONAL INFORMATION
                   CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of Mr. James R. Joyce, who is President and Chief Executive Officer of the Company, and each of the most highly compensated executive officers of the Company who earned in excess of $100,000 during fiscal year 2003 (collectively, the "Named Executive Officers").

       ==========================================================================================================
                                              Summary Compensation Table
       ==========================================================================================================
                                                                                Long Term
                                                                               Compensation
                                                      Annual Compensation        Awards
       ========================================= ========================== =================== =================
       Name and Principal Position                  Fiscal       Salary         Securities         All Other
                                                                                Underlying
                                                                               Options/SARs       Compensation
                                                     Year          ($)             (#)                ($)
       ========================================= ============= ============ =================== =================
       James R. Joyce                                2003        167,500          50,000            25,125 (1)
       President, Chief Financial                    2002        157,500            -               23,625 (1)
       Officer and a director of the Company         2001        152,500            -               22,875 (1)
       ========================================= ============= ============ =================== =================
       T. Gwynn Davies                               2003        138,000            -               51,000 (2)
       General Manager - MPAL                        2002        106,000            -               39,300 (2)
       (Effective Oct. 30, 2001)                     2001        103,000            -                8,200 (2)
       ========================================= ============= ============ =================== =================

(1) Payment to a SEP-IRA pension plan.
(2) Payment to pension plan similar to an individual retirement plan.

         Messrs. Basso, Largay, McCann and Pettirossi were each paid directors' fees of $32,500 during the fiscal year 2003. Effective January 1, 2003, the annual fee paid to each director increased from $25,000 to $40,000.

         Under the Company's medical reimbursement plan for all outside directors, the Company reimburses certain directors the cost of their medical premiums, up to $500 per month. During fiscal year 2003, the cost of this plan was $16,788.

Stock Options

         The following tables provide information about stock options granted and exercised during fiscal 2003 and unexercised stock options held by the Named Executive Officers at the end of fiscal year 2003.

=======================================================================================================================
                                        Options/SAR Grants in Fiscal Year 2003
---------------------------------------------------------------------------------- ------------------------------------
                                Individual Grants                                  Potential Realized Value at Assumed
                                                                                          Annual Rates of Stock
                                                                                   Price Appreciation for Option Terms
---------------------------------------------------------------------------------- ------------------------------------
---------------------- -------------- -------------- ------------- --------------- ------------------ -----------------
        Name                           % of Total
                                      Options/SARs
                         Options/      Granted to      Exercise
                       SARs Granted   Employees in     or Base      Expiration
                            (#)        Fiscal Year   Price ($/Sh)       Date            5% ($)            10% ($)
---------------------- -------------- -------------- ------------- --------------- ------------------ -----------------
---------------------- -------------- -------------- ------------- --------------- ------------------ -----------------
James R. Joyce             50,000          100           .85       Jan. 2, 2008          12,000           26,000
=======================================================================================================================


=======================================================================================================================
                           Aggregated Option/SAR Exercises in Fiscal 2003 and June 30, 2003
                                               Option/SAR Values Table
-----------------------------------------------------------------------------------------------------------------------
                             Number of                                                              Value of
                             Securities                              Number of                    Unexercised
                             Underlying                             Unexercised                   In-The-Money
                              Options/                              Options/SARs                  Options/SARs
-----------------------     SARs Granted         Value          at 2003 Year-end (#)            at 2003 Year-end ($)
        Name                     (#)            Realized ($)  Exercisable   Unexercisable    Exercisable   Unexercisable
-----------------------  ------------------  ---------------  -----------   -------------    -----------   -------------
James R. Joyce                 226,000             -           201,000        25,000              8,750       8,750
------------------------ ------------------  -------------- ------------- --------------- -------------- ---------------
T. Gwynn Davies                 50,000             -            50,000          -                     -           -
========================================================================================================================


Employment Agreement

         Effective January 1, 2003, the Company entered into an eighteen month employment agreement with Mr. James R. Joyce. The agreement provides for him to be employed as the President and Chief Executive Officer of the Company at a salary of $175,000 per annum, and an annual contribution of 15% of the salary to a SEP/IRA pension plan for Mr. Joyce's benefit, and the reimbursement of certain office expenses. The employment agreement may be terminated for cause (as defined in the agreement), on three months notice by the Company without cause, by Mr. Joyce's resignation or upon a change in control of the Company (as defined in the agreement). Upon a termination without cause or upon a change in control, Mr. Joyce will be entitled to payment of the balance of salary payments due for the term of the agreement.

Compensation Committee Interlocks and Insider Participation

         The only officers or employees of the Company or any of its subsidiaries, or former officers or employees of the Company or any of its subsidiaries, who participated in the deliberations of the Board concerning executive officer compensation during the fiscal year ended June 30, 2003 were Messrs. Joyce and Largay. At the time of such deliberations, Messrs. Joyce and Largay were directors of the Company and MPAL. Mr. Joyce did not participate in any discussions or deliberations regarding his own compensation. Mr. Largay does not receive any compensation for his services as Secretary.

Compensation Committee Report

         The Company does not maintain a compensation committee; the Board of Directors as a whole makes compensation decisions. The compensation of each of the Company's executive officers over the past several years has been determined as discussed below. In establishing compensation, the Company has considered the value of the services rendered, the skills and experience of each executive officer, the Company's circumstances and other factors. The Board did establish specific guidelines governing last year's compensation for Mr. Joyce, and there was a specific relationship between corporate performance and the compensation of Mr. Joyce in the fiscal year ended June 30, 2003.

         The independent directors of MPAL determined Mr. Davies' compensation. Consistent with its usual practice on compensation of MPAL employees, the Board of Directors of the Company did not intervene in that determination.


                 Donald V. Basso                          Timothy L. Largay
                 James R. Joyce                           Ronald P. Pettirossi
                 Walter McCann

Tax Deductibility of Compensation

         At this time, the Company does not expect that the Revenue Reconciliation Act of 1993 will have any effect on the Company's executive compensation because it is not likely that the compensation paid to any executive will exceed $1 million.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on copies of forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during the just completed fiscal year, its executive officers, directors, and greater than 10% beneficial owners complied with all applicable filing requirements.

Certain Business Relationships and Transactions

         G&O'D INC
         ---------

         During the year ended June 30, 2003, the Company paid G&O'D $20,830 for providing accounting and administrative services, office facilities and support staff, a firm owned by Mr. James R. Joyce, President and Chief Financial Officer. G&O'D's fees paid were based on the time spent in performing these services to the Company until January 1, 2003, when the Company agreed to an amount of $2,000 per month.

Security Ownership of Management

         The following table sets forth information as to the number of shares of the Company's Common Stock owned beneficially as of October 1, 2003 by each director (or nominee director) and each Named Executive Officer listed in the Summary Compensation Table and by all directors and executive officers of the Company as a group:

                                                         Amount and Nature of
             Name of Individual or Group                 Beneficial Ownership*            Percent of Class
             ---------------------------                 ---------------------            ----------------
                                                        Shares         Options
                                                        ------         -------
   Donald Basso                                         11,000               -                   **
   T. Gwynn Davies                                           -          50,000                   **
   James R. Joyce                                      107,585         226,000                   **
   Timothy L. Largay                                     6,000          95,000                   **
   Walter McCann                                        59,368          95,000                   **
   Ronald P. Pettirossi                                  6,500          95,000                   **
   Directors and Executive Officers as a
     Group (a total of 6)                               190,453        561,000                    2.9%

------------
   * Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed.
   ** The percent of class owned is less than 1%.

                 Security Ownership of Certain Beneficial Owners

The following table sets forth information as to the number of shares of the Company's Common Stock owned beneficially as of October 1, 2003 by each person who beneficially owns in excess of 5 percent of the outstanding shares of common stock:

                                     Amount and Nature of
                                     Beneficial Ownership*

Name of Individual or Group                                    Percent of Class

Sagasco Amadeus Pty. Limited           1,300,000                     5.05%

     ------------
     * As reported in Schedule 13G filed with the Securities and Exchange Commission on July 22, 2003. On July 10, 2003, a subsidiary of Origin Energy Limited, Sagasco Amadeus Pty. Limited, agreed to exchange 1,200,000 shares of MPAL for 1,300,000 shares of the Company's common stock, which is 5.05% of the Company's outstanding shares. The exchange was completed on September 2, 2003.

                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Deloitte & Touche LLP as independent auditors to audit our accounts and records for the fiscal year ending June 30, 2004, and to perform other appropriate services. We expect that a representative from Deloitte & Touche LLP will be present at the 2003 Annual Meeting of Stockholders. Such representative will have the opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

         Previous Independent Accountants
         --------------------------------
         As previously reported in the Company's Form 8-K filed on August 27, 2003, the Audit Committee of the Company's Board of Directors dismissed Ernst & Young LLP as the Company's independent auditors, effective upon the completion of the annual audit for the fiscal year ended June 30, 2003. Ernst & Young has served as the Company's independent auditors for many years. This decision was subject to the condition that Magellan Petroleum Australia Limited (MPAL), the Company's majority owned subsidiary, makes a similar determination to dismiss Ernst & Young as its independent auditors. On September 4, 2003, the audit committee of the Board of Directors of MPAL made a similar determination to dismiss Ernst & Young as its independent accountants.

         Ernst and Young was dismissed on September 26, 2003, upon filling of the Company's Annual Report on Form 10-K for the year ended June 30, 2003. The report of Ernst & Young was dated September 19, 2003. The reports of Ernst & Young on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2003, and through September 19, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the matter in their report. In addition, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         The Company previously requested Ernst & Young to furnish it with letters addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Copies of these letters, dated August 27, 2003 and October 2, 2003 respectively, were filed as Exhibit 16 to the Company's Form 8-K filed on August 27 and Amendment No. 2 to Form 8-K filed on October 2, 2003.

         Fees paid to Ernst & Young LLP by the Company for the year ended June 30, 2003 were as follows:
                  Audit fees (MPC and MPAL)       $256,700
                  Financial information systems,
                  design and implementation fees         -
                  All other fees                    34,700
                                                  --------
                  Total fees                      $291,400
                                                  ========

         New Independent Accountants
         ---------------------------

         Effective October 30, 2003, the Audit Committee of the Company's Board of Directors retained Deloitte & Touche LLP as the Company's new independent auditors for the fiscal year ending June 30, 2004.

         During the Company's two most recent fiscal years and the subsequent interim period(s) prior to engaging Deloitte & Touche, neither the Company nor anyone acting on behalf of the Company consulted Deloitte & Touche regarding (i) either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(A)(1)(v) of Regulation S-K). In addition, during the Company's two most recent fiscal years and the subsequent interim period(s) prior to engaging Deloitte & Touche, no written report was provided by Deloitte & Touche to the Company and no oral advice was provided that Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE "FOR" PROPOSAL 2.


                                  OTHER MATTERS

         If any other matters are properly presented to stockholders for a vote at the meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board of Directors knows of no other matters which will be presented to stockholders for consideration at the meeting other than the matters referred to in Proposals 1 and 2.

                           VOTE REQUIRED FOR APPROVAL

         Each outstanding share of Common Stock is entitled to one vote. Article Twelfth of the Company's Certificate of Incorporation provides that:

         "Any matter to be voted upon at any meeting of stockholders must be approved, not only by a majority of the shares voted at such meeting (or such greater number of shares as would otherwise be required by law or this Certificate of Incorporation), but also by a majority of the stockholders present in person or by proxy and entitled to vote thereon; provided, however, except and only in the case of the election of directors, if no candidate for one or more directorships receives both such majorities, and any vacancies remain to be filled, each person who receives the majority in number of the stockholders present in person or by proxy and voting thereon shall be elected to fill such vacancies by virtue of having received such majority. When shares are held by members or stockholders of another company, association or similar entity and such persons act in concert, or when shares are held by or for a group of stockholders whose members act in concert by virtue of any contract, agreement or understanding, such persons shall be deemed to be one stockholder for the purposes of this Article."

         The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying the last sentence of Article Twelfth.

         Only stockholders of record are entitled to vote; beneficial owners of Common Stock of the Company whose shares are held by brokers, banks and other nominees (such as persons who own shares in "street name") are not entitled to a vote for purposes of applying the provision relating to the vote of a majority of stockholders. Each stockholder of record is considered to be one stockholder, regardless of the number of persons who might have a beneficial interest in the shares held by such stockholder. For example, assume XYZ broker is the stockholder of record for ten persons who each beneficially own 100 shares of the Company, eight of these beneficial owners direct XYZ to vote in favor of a proposal and two direct XYZ to vote against the proposal. For purposes of determining the vote of the majority of shares, 800 shares would be counted in favor of the proposal and 200 shares against the proposal. For purposes of determining the vote of a majority of stockholders, one stockholder would be counted as voting in favor of the proposal.

         The holders of thirty-three and one third percent (33 1/3%) of the total number of shares entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. In counting the number of shares voted, broker nonvotes and abstentions will not be counted and will have no effect. In counting the number of stockholders voting, (i) broker nonvotes will have no effect and (ii) abstentions will have the same effect as a negative vote or, in the case of the election of directors, as a vote not cast in favor of the nominee.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, on the Company's Common Stock with the returns on companies in the NASDAQ Index and an Industry Group Index (Media General's Independent Oil and Gas Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. The graph assumes a $100 investment made on July 1, 1998 and the reinvestment of all dividends. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
[OBJECT OMITTED]

       ------------------------------ ------------------------------------------------------------------------------------
                                                          Dollar Value of $100 Investment at June 30,
       ------------------------------ ------------------------------------------------------------------------------------
       ------------------------------ ------------- ------------- -------------- ------------- ------------- -------------
                                          1998          1999          2000           2001          2002          2003
       ------------------------------ ------------- ------------- -------------- ------------- ------------- -------------
       ------------------------------ ------------- ------------- -------------- ------------- ------------- -------------
       Magellan Petroleum                 100.00        95.65          89.11        74.43           61.22          83.48
       ------------------------------ ------------- ------------- -------------- ------------- ------------- -------------
       ------------------------------ ------------- ------------- -------------- ------------- ------------- -------------
       Industry Index                     100.00       101.70         127.12        135.87         130.99         155.52
       ------------------------------ ------------- ------------- -------------- ------------- ------------- -------------
       ------------------------------ ------------- ------------- -------------- ------------- ------------- -------------
       Broad Market                       100.00       140.14         210.86        116.77          79.21          88.08
       ------------------------------ ------------- ------------- -------------- ------------- ------------- -------------

                             SOLICITATION OF PROXIES

         The entire expense of preparing and mailing this proxy statement and any other soliciting material (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors and solicitors, public relations, transportation and litigation) will be borne by the Company. In addition to the use of the mails, the Company or certain of its employees may solicit proxies by telephone, telegram and personal solicitation; however, no additional compensation will be paid to those employees in connection with such solicitation. In addition, the Company has retained the Corporate Governance Group of Strategic Stock Surveillance, LLC to assist in the distribution of proxy solicitation materials for an estimated fee of $4,000 plus out-of-pocket expenses. The cost of the proxy solicitation will be borne by the Company.

         Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold of record, and the Company will reimburse such institutions for their reasonable out-of-pocket disbursements and expenses.

                              STOCKHOLDER PROPOSALS

         Stockholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company's 2004 Annual Meeting of Stockholders must submit the proposal on or before June 25, 2004.

         Notice of Business to be Brought Before a Stockholders' Meeting

         If a stockholder wishes to present a proposal at the Company's 2004 Annual General Meeting of Stockholders and the proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the stockholder must give advance notice to the Company prior to one of two deadlines set forth in the Company's By-Laws.

         If a stockholder's proposal relates to business other than the nomination of persons for election to the board of directors, Article II,
Section 2.1 applies.

         Article II, Section 2.1,of the Company's By-Laws provides in part that,

                  "At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty
         (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this Section 2.1, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

                  A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting

                  (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

                  (b) the name and address, as they appear on the corporation's books, of the stockholder intending to propose such business;

                  (c) the class and number of shares of the corporation which are beneficially owned by the stockholder;

                  (d) a representation that the stockholder is a holder of record of capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business;

                  (e) any material interest of the stockholder in such business."

         To be timely under this By-Law, a stockholder proposal must be received no earlier than September 5, 2004, and no later than October 5, 2004, which is the time period not less than 60 days nor more than 90 days prior to the first anniversary of this year's Annual General Meeting of Stockholders.

          Nominations of Persons for Election to the Board of Directors

         If a stockholder's proposal relates to the nomination of persons for election to the board of directors, Article II, Section 2.2 applies.

         Article II, Section 2.2 Notice of Stockholder Nominees of the Company's By-Laws provides that,

                  Only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders
         (a) by or at the direction of the board of directors or (b) by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.2. Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days' (70) notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section 2.2, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

         Each such notice shall set forth:

                  (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

                  (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and

                  (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors.

                  To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a director of the corporation if elected.

                  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in these By-Laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         To be timely under this By-Law, a stockholder notice must be received no earlier than September 5, 2004, and no later than October 5, 2004, which is the time period not less than 60 days nor more than 90 days prior to the first anniversary of this year's Annual Meeting of Stockholders.

         All stockholder proposals should be submitted to the Secretary of Magellan Petroleum Corporation at P.O. Box 1146 Madison, CT 06443-1146. The fact that a stockholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company's By-Laws and the proxy rules relating to such inclusion.

         THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2003 FILED WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY, P. O. BOX 1146, MADISON, CONNECTICUT 06443-1146, ATTENTION: MR. JAMES R. JOYCE.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                             By Order of the Board of Directors,


                                             Timothy L. Largay
                                             Secretary

Dated:  October 24, 2003

                         MAGELLAN PETROLEUM CORPORATION

               ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 4, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned holder of shares of common stock of MAGELLAN PETROLEUM CORPORATION, a Delaware corporation
(hereinafter referred to as the Company) does hereby constitute and appoint JAMES R. JOYCE, TIMOTHY L. LARGAY AND RONALD P. PETTIROSSI or any of them, as proxies, with full power to act without the other and with full power of substitution, to vote the said shares of stock at the Annual Meeting of Stockholders of the Company to be held on Thursday, December 4, 2003 at 1:00 P.M., local time, at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827, at any adjourned or postponed meeting or meetings thereof, held for the same purposes, in the following manner:

   UNLESS DIRECTED TO THE CONTRARY BY SPECIFICATION IN THE SPACES PROVIDED, THE SAID INDIVIDUALS ARE HEREBY AUTHORIZED AND EMPOWERED BY THE UNDERSIGNED TO VOTE FOR PROPOSALS 1 AND 2 AND ARE GIVEN DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTERS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE, AND WHICH MAY PROPERLY COME BEFORE SAID MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

              This proxy must be signed exactly as the name appears herein. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Unless otherwise indicated on this proxy card or by accompanying letter, the undersigned represents that in executing and delivering this proxy he is not acting in concert with any other person for the purposes of Article Twelfth of the Certificate of Incorporation as described in the Company's proxy statement.


                        (Continued and to be signed on the other side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]





1.Election of Directors(Proxy Statement page 2) .        FOR   AGAINST  ABSTAIN
                                                .       [   ]   [   ]    [   ]
                                                .
Nominee:  Donald V. Basso                       .   2. Ratification of Auditors
                                                .      (page 10)
[  ]   FOR                                      .
                                                .
[  ]  WITHHOLD AUTHORITY                        .
      FOR THE NOMINEE                           .
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To change the address on your account, please   .
check the box at right and indicate your new    .
address in the address space above.  Please note.
that changes to the registered name(s) on the   .
account may not be submitted via this method.[  ]
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Signature of Stockholder_______________ DATE _________Signature of Stockholder_______________ DATE _________

    NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee, or guardian please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.
